UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2016

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of Registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3579 Valley Centre Drive

San Diego, California 92130

(Address of principal executive offices)

804-827-2524

(Registrant’s Telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On April 13, 2016, we provided written notice to Intrexon Corporation (“Intrexon”) of our election to voluntarily terminate that certain Exclusive Channel Collaboration Agreement, dated as of March 29, 2013, by and between us and Intrexon (the “ECC Agreement”). The effective date of termination (the “Termination Date”) will be 90 days following delivery of the termination notice. We will not incur any early termination penalties as a result of the termination of the ECC Agreement.

The ECC Agreement is directed towards the research, development and commercialization of new bacteriophage-based therapies for the treatment of bacterial infections caused by P. aeruginosa and C. difficile. A summary of the material terms of the ECC Agreement is contained in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on March 30, 2016, under Item 1. Business—Exclusive Channel Collaboration with Intrexon, and is incorporated herein by reference.

We elected to terminate the ECC Agreement based on our belief that meaningful progress has not been made under the collaboration program and our desire to avoid incurring further expenses or financial obligations under the ECC Agreement.

Intrexon, together with its affiliates, is one of our principal stockholders. In connection with our entry into the ECC Agreement, on March 29, 2013 we entered into a Stock Issuance Agreement (the “Stock Issuance Agreement”) with Intrexon, pursuant to which we issued Intrexon 480,000 shares of our common stock as an upfront technology access fee. The Stock Issuance Agreement provides Intrexon with certain piggyback registration rights in the event we file a registration statement with respect to an underwritten offering by us. On March 10, 2015, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Intrexon and the other investors in our March 2015 private placement financing, under which we granted to Intrexon certain piggyback registration rights in the event we file a registration statement relating to the offering of our securities for our account or the account of others in certain circumstances, subject to customary exceptions.

The foregoing descriptions of the ECC Agreement, the Stock Issuance Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to such agreements, copies of which are filed, respectively, as Exhibit 10.2 to our Registration Statement on Form 10 (File No. 000-2390) (the “Form 10 Registration Statement”), filed with the SEC on December 16, 2013, Exhibit 10.3 to the Form 10 Registration Statement and Exhibit 10.3 to our Current Report on Form 8-K, filed with the SEC on March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2016	AmpliPhi Biosciences Corporation

	By:	/s/ M. Scott Salka
	Name:	M. Scott Salka
	Title:	Chief Executive Officer